                                                                    EXHIBIT 24.1

                               POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS, that I, Steven C. Beering, hereby constitute and appoint Jerry M. Springer and Arthur A. Paquin, or either of them, my true and lawful attorneys and agents, with full power of substitution and resubstitution, to execute in my name and on my behalf, in all capacities as a Director of Northern Indiana Public Service Company ("Corporation"), a Registration Statement on Form S-3 and any amendments thereto (including, without limitation, post-effective amendments pursuant to Rule 462(b) under the Securities Act of 1933, as amended) to be filed with the Securities and Exchange Commission in connection with the registration under the Securities Act of 1933, as amended, of up to $217,692,000 aggregate principal amount of Medium Term Notes, Series E, to file such Registration Statement with the Securities and Exchange Commission and to comply with the undertakings of the Corporation made in connection with such Registration Statement; and I hereby ratify and confirm all that said attorneys, or either of them, have done or shall lawfully do by virtue of this Power of Attorney.


DATED: JANUARY 30, 1997                 /s/ STEVEN C. BEERING
       ------------------                   -------------------------
                                            Steven C. Beering

                                                                    EXHIBIT 24.2

                               POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS, that I, Arthur J. Decio, hereby constitute and appoint Jerry M. Springer and Arthur A. Paquin, or either of them, my true and lawful attorneys and agents, with full power of substitution and resubstitution, to execute in my name and on my behalf, in all capacities as a Director of Northern Indiana Public Service Company ("Corporation"), a Registration Statement on Form S-3 and any amendments thereto (including, without limitation, post-effective amendments pursuant to Rule 462(b) under the Securities Act of 1933, as amended) to be filed with the Securities and Exchange Commission in connection with the registration under the Securities Act of 1933, as amended, of up to $217,692,000 aggregate principal amount of Medium Term Notes, Series E, to file such Registration Statement with the Securities and Exchange Commission and to comply with the undertakings of the Corporation made in connection with such Registration Statement; and I hereby ratify and confirm all that said attorneys, or either of them, have done or shall lawfully do by virtue of this Power of Attorney.


DATED: JANUARY 30, 1997                 /s/ ARTHUR J. DECIO
       ------------------                   -------------------------
                                            Arthur J. Decio

                                                                    EXHIBIT 24.3

                               POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS, that I, Ernestine M. Raclin, hereby constitute and appoint Jerry M. Springer and Arthur A. Paquin, or either of them, my true and lawful attorneys and agents, with full power of substitution and resubstitution, to execute in my name and on my behalf, in all capacities as a Director of Northern Indiana Public Service Company ("Corporation"), a Registration Statement on Form S-3 and any amendments thereto (including, without limitation, post-effective amendments pursuant to Rule 462(b) under the Securities Act of 1933, as amended) to be filed with the Securities and Exchange Commission in connection with the registration under the Securities Act of 1933, as amended, of up to $217,692,000 aggregate principal amount of Medium Term Notes, Series E, to file such Registration Statement with the Securities and Exchange Commission and to comply with the undertakings of the Corporation made in connection with such Registration Statement; and I hereby ratify and confirm all that said attorneys, or either of them, have done or shall lawfully do by virtue of this Power of Attorney.


DATED: JANUARY 30, 1997                 /s/ ERNESTINE M. RACLIN
       ------------------                   -------------------------
                                            Ernestine M. Raclin

                                                                   EXHIBIT 24.4

                               POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS, that I, Denis E. Ribordy, hereby constitute and appoint Jerry M. Springer and Arthur A. Paquin, or either of them, my true and lawful attorneys and agents, with full power of substitution and resubstitution, to execute in my name and on my behalf, in all capacities as a Director of Northern Indiana Public Service Company ("Corporation"), a Registration Statement on Form S-3 and any amendments thereto (including, without limitation, post-effective amendments pursuant to Rule 462(b) under the Securities Act of 1933, as amended) to be filed with the Securities and Exchange Commission in connection with the registration under the Securities Act of 1933, as amended, of up to $217,692,000 aggregate principal amount of Medium Term Notes, Series E, to file such Registration Statement with the Securities and Exchange Commission and to comply with the undertakings of the Corporation made in connection with such Registration Statement; and I hereby ratify and confirm all that said attorneys, or either of them, have done or shall lawfully do by virtue of this Power of Attorney.


DATED: JANUARY 30, 1997                 /s/ DENIS E. RIBORDY
       ------------------                   -------------------------
                                            Denis E. Ribordy

                                                                    EXHIBIT 24.5
                               POWER OF ATTORNEY


      KNOW ALL MEN BY THESE PRESENTS, that I, Ian M. Rolland, hereby constitute and appoint Jerry M. Springer and Arthur A. Paquin, or either of them, my true and lawful attorneys and agents, with full power of substitution and resubstitution, to execute in my name and on my behalf, in all capacities as a Director of Northern Indiana Public Service Company ("Corporation"), a Registration Statement on Form S-3 and any amendments thereto (including, without limitation, post-effective amendments pursuant to Rule 462(b) under the Securities Act of 1933, as amended) to be filed with the Securities and Exchange Commission in connection with the registration under the Securities Act of 1933, as amended, of up to $217,692,000 aggregate principal amount of Debt Securities of Medium Term Notes, Series E, to file such Registration Statement with the Securities and Exchange Commission and to comply with the undertakings of the Corporation made in connection with such Registration Statement; and I hereby ratify and confirm all that said attorneys, or either of them, have done or shall lawfully do by virtue of this Power of Attorney.


DATED: JANUARY 30, 1997                 /s/ IAN M. ROLLAND
       ------------------                   -------------------------
                                            Ian M. Rolland

                                                                   EXHIBIT 24.6
                               POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS, that I, Edmund A. Schroeder, hereby constitute and appoint Jerry M. Springer and Arthur A. Paquin, or either of them, my true and lawful attorneys and agents, with full power of substitution and resubstitution, to execute in my name and on my behalf, in all capacities as a Director of Northern Indiana Public Service Company ("Corporation"), a Registration Statement on Form S-3 and any amendments thereto (including, without limitation, post-effective amendments pursuant to Rule 462(b) under the Securities Act of 1933, as amended) to be filed with the Securities and Exchange Commission in connection with the registration under the Securities Act of 1933, as amended, of up to $217,692,000 aggregate principal amount of Debt Securities of Medium Term Notes, Series E, to file such Registration Statement with the Securities and Exchange Commission and to comply with the undertakings of the Corporation made in connection with such Registration Statement; and I hereby ratify and confirm all that said attorneys, or either of them, have done or shall lawfully do by virtue of this Power of Attorney.


DATED: JANUARY 31, 1997                 /s/ EDMUND A. SCHROER
       ------------------                   -------------------------
                                            Edmund A. Schroer

                                                                   EXHIBIT 24.7
                               POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS, that I, John W. Thompson, hereby constitute and appoint Jerry M. Springer and Arthur A. Paquin, or either of them, my true and lawful attorneys and agents, with full power of substitution and resubstitution, to execute in my name and on my behalf, in all capacities as a Director of Northern Indiana Public Service Company ("Corporation"), a Registration Statement on Form S-3 and any amendments thereto (including, without limitation, post-effective amendments pursuant to Rule 462(b) under the Securities Act of 1933, as amended) to be filed with the Securities and Exchange Commission in connection with the registration under the Securities Act of 1933, as amended, of up to $217,692,000 aggregate principal amount of Medium Term Notes, Series E, to file such Registration Statement with the Securities and Exchange Commission and to comply with the undertakings of the Corporation made in connection with such Registration Statement; and I hereby ratify and confirm all that said attorneys, or either of them, have done or shall lawfully do by virtue of this Power of Attorney.


DATED: JANUARY 30, 1997                 /S/ JOHN W. THOMPSON
       ------------------                   -------------------------
                                            John W. Thompson

                                                                   EXHIBIT 24.8
                               POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS, that I, John J. Welsh, hereby constitute and appoint Jerry M. Springer and Arthur A. Paquin, or either of them, my true and lawful attorneys and agents, with full power of substitution and resubstitution, to execute in my name and on my behalf, in all capacities as a Director of Northern Indiana Public Service Company ("Corporation"), a Registration Statement on Form S-3 and any amendments thereto (including, without limitation, post-effective amendments pursuant to Rule 462(b) under the Securities Act of 1933, as amended) to be filed with the Securities and Exchange Commission in connection with the registration under the Securities Act of 1933, as amended, of up to $217,692,000 aggregate principal amount of Medium Term Notes, Series E, to file such Registration Statement with the Securities and Exchange Commission and to comply with the undertakings of the Corporation made in connection with such Registration Statement; and I hereby ratify and confirm all that said attorneys, or either of them, have done or shall lawfully do by virtue of this Power of Attorney.


DATED: JANUARY 30, 1997                 /s/ ROBERT J. WELSH
       ------------------                   -------------------------
                                            Robert J. Welsh